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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ---------------

                Date of Report (Date of Earliest Event Reported):
                                 OCTOBER 4, 2004
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                           KMART HOLDING CORPORATION
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                     000-50278                32-0073116
           --------                     ---------                ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)



3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                         48084
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (248) 463-1000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. AMENDMENT OF A MATERIAL DEFINITIVE AGREEMENT.

On October 4, 2004, we amended our Letter of Credit Agreement, dated as of August 13, 2004, among Kmart Corporation, Bank of America, National Association and Fleet National Bank (the "Amended L/C Agreement"). The primary purpose of the amendment is to provide Kmart with an election to post either cash or inventory as collateral to secure our obligations in connection with letters of credit issued under the Amended L/C Agreement. Electing inventory would result in incremental costs under the Amended L/C Agreement. The Amended L/C Agreement is effective as of October 4, 2004.




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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 6, 2004
                                             KMART HOLDING CORPORATION


                                             By:  /s/ James F. Gooch
                                                 -------------------------------
                                             Name: James F. Gooch
                                             Title: Vice President, Controller